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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported):  November 14, 2000


                                  STROUDS, INC.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                     0-24904                  95-4107241
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
     of Incorporation)                                    Identification Number)


          780 SOUTH NOGALES STREET, CITY OF INDUSTRY, CALIFORNIA 91748
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               (Address of principal executive offices) (Zip Code)

                                 (626) 912-2866
              ----------------------------------------------------
              (Registrants' telephone number, including area code)

                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)

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NOTICE: The Form 15 filed by Strouds, Inc. (the "Company") with the Securities and Exchange Commission (the "Commission") on October 6, 2000 was filed in error. The Company remains subject to the periodic reporting requirements of the Securities Exchange Act of 1934. As previously disclosed, on September 7, 2000, the Company filed a petition in the United States Bankruptcy Court in Wilmington, Delaware (the "Bankruptcy Court") seeking protection under the federal bankruptcy laws. While the Company operates under the protection of such laws, it will file with the Commission the monthly operating reports it submits from time to time to the Bankruptcy Court in such proceeding under cover of a Current Report on Form 8-K.

ITEM 5.  OTHER EVENTS.

         Exhibit 99.1, the monthly operating report of Strouds, Inc. for the month of September, 2000, is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c) EXHIBITS:  The following exhibits are filed as part of this Report:

             99.1 Monthly Operating Report of Strouds, Inc. for the month of September, 2000.*

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*        Filed by paper pursuant to a continuing hardship exemption granted by the Staff of the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 14, 2000

                               STROUDS, INC.

                               By: /s/ JOHN P. BRINCKO
                                   ---------------------------------------------
                                   John P. Brincko
                                   Interim President and Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT
--------
         99.1 Monthly Operating Report of Strouds, Inc. for the month of September, 2000.*

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*        Filed by paper pursuant to a continuing hardship exemption granted by the Staff of the Securities and Exchange Commission.